UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2005
STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19450 (Commission File Number)	25-1655321 (I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas (Address of principal executive offices)	77073 (Zip Code)
Registrant’s telephone number, including area code: (281) 821-9091
2751 Centerville Road Suite 3131
Wilmington, Delaware 19803
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 17, 2005, Robert M. Davies gave notice of his resignation as a member of the Board of Directors of Sterling Construction Company, Inc. (the “Company”) and the committees thereof, effective upon such date as the Company’s Board of Directors elects a successor who is an independent director and who qualifies to serve on the Board’s Audit Committee. Until such date, Mr. Davies will continue in his current capacities. The Company’s Board of Directors intends to elect a replacement as soon as a suitable candidate is identified and is willing to serve.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.
Date: November 17, 2005	By:	/s/ Maarten D. Hemsley
	Name:	Maarten D. Hemsley
	Title:	Chief Financial Officer